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                                                                    Exhibit 21.1

                  SUBSIDIARIES OF CHANCELLOR MEDIA CORPORATION


                          HOLDING COMPANY SUBSIDIARIES

NAME OF ENTITY                                            STATE OF INCORPORATION
Chancellor Mezzanine Holdings Corporation                     Delaware
Katz Media Group, Inc.                                        Delaware

                               RADIO SUBSIDIARIES

NAME OF ENTITY                                            STATE OF INCORPORATION
Broadcast Architecture, Inc.                                  Massachusetts
Cadena Estereotempo, Inc.                                     Puerto Rico
Chancellor Media Corporation of California                    Delaware
Chancellor Media Corporation of Charlotte                     Delaware
Chancellor Media Corporation of Houston                       Delaware
Chancellor Media Corporation of Illinois                      Delaware
Chancellor Media Corporation of the Keystone State            Delaware
Chancellor Media Corporation of Los Angeles                   Delaware
Chancellor Media Corporation of the Lone Star State           Delaware
Chancellor Media Corporation of Massachusetts                 Delaware
Chancellor Media Corporation of Miami                         Delaware
Chancellor Media Corporation of Michigan                      Delaware
Chancellor Media Corporation of New York                      Delaware
Chancellor Media Corporation of Ohio                          Delaware
Chancellor Media Corporation of St. Louis                     Delaware
Chancellor Media Corporation of Washington, D.C.              Delaware
Chancellor Media/KCMG, Inc.                                   Delaware
Chancellor Media Licensee Company                             Delaware
Chancellor Media of Houston Limited Partnership               Delaware
Chancellor Media Pennsylvania License Corp.                   Delaware
Chancellor Media Radio Licenses, LLC                          Delaware
Chancellor Media/Riverside Broadcasting Co., Inc.             Delaware
Chancellor Media/Shamrock Broadcasting, Inc.                  Delaware
Chancellor Media/Shamrock Broadcasting of Texas, Inc.         Texas
Chancellor Media/Shamrock Radio Licenses, LLC                 Delaware
Chancellor Media/WAXQ, Inc.                                   Delaware
Cleveland Radio Licenses, LLC                                 Delaware
KLOL License Limited Partnership                              Delaware
KZPS/KDGE License Corp.                                       Delaware
Portorican American Broadcasting, Inc.                        Puerto Rico
Primedia Broadcast Group, Inc.                                Puerto Rico
Radio 100, L.L.C.                                             Delaware
WAXQ License Corp.                                            Delaware
WIO, Inc.                                                     Puerto Rico
WIOQ License Corp.                                            Delaware


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                  SUBSIDIARIES OF CHANCELLOR MEDIA CORPORATION
                                    (cont.)


WLDI, Inc.                                                    Puerto Rico
WLTW License Corp.                                            Puerto Rico
WNZT, Inc.                                                    Puerto Rico
WOQI, Inc.                                                    Puerto Rico
WOYE, Inc.                                                    Puerto Rico
WRPC, Inc.                                                    Puerto Rico
WTOP License Limited Partnership                              Delaware
Zebra Broadcasting Corporation                                Ohio

                       MEDIA REPRESENTATION SUBSIDIARIES

NAME OF ENTITY                                            STATE OF INCORPORATION
Amcast Radio Sales, Inc.                                      Delaware
Christal Radio Sales, Inc.                                    Delaware
Eastman Radio Sales, Inc.                                     Delaware
Katz Cable Corporation                                        Delaware
Katz Communications, Inc.                                     Delaware
Katz International Limited                                    England
Katz Media Corporation                                        Delaware
Katz Millennium Marketing, Inc.                               Delaware
Katz Radio Sales Limited                                      England
Katz Television Sales Limited                                 England
National Cable Communications, L.P.                           Delaware
The National Payroll Company, Inc.                            Delaware
Seltel, Inc.                                                  Delaware

                              OUTDOOR SUBSIDIARIES

NAME OF ENTITY                                            STATE OF INCORPORATION
Chancellor Media MW Sign Corporation                          Delaware
Chancellor Media Martin Corporation                           Delaware
Chancellor Media Nevada Sign Corporation                      Delaware
Chancellor Media Outdoor Corporation                          Delaware
Chancellor Media Whiteco Outdoor Corporation                  Delaware
Dowling Company Incorporated                                  Virginia
Hardin Development Corp.                                      Florida
Martin & MacFarlane, Inc.                                     California
Martin Media, L.P.                                            California
MW Sign Corp.                                                 California
Nevada Outdoor Systems, Inc.                                  Nevada
Parsons Development Company                                   Florida
Revolution Outdoor Advertising, Inc.                          Florida
Western Poster Service, Inc.                                  Texas


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